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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 15, 2002

                         Glacier Water Services, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                           -------------------------
                                (State or Other
                                 Jurisdiction of
                                 Incorporation)

                      1-11012                  33-0493559
             -------------------------  -------------------------
             (Commission File Number)         (IRS Employer
                                           Identification No.)

               2651 La Mirada Drive,
                     Suite 100
                 Vista, California             92083-8435
             -------------------------  -------------------------
               (Address of Principal
                Executive Offices)             (Zip Code)

      Registrant's telephone number, including area code:  (760) 560-1111

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Item 4.  Changes in Registrant's Certifying Accountant.

Effective July 15, 2002, Glacier Water Services, Inc. (the "Company") engaged KPMG LLP ("KPMG") as the Company's independent auditor for the fiscal year ending December 29, 2002. During the fiscal years ended December 30, 2001 and December 31, 2000, and the interim period between December 30, 2001, and July 15, 2002, neither the Company nor anyone acting on its behalf consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events as defined in Item 304(a)(2)(ii) of Regulation S-K.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLACIER WATER SERVICES, INC.

                                              By: -----------------------------
                                                  /s/ W. David Walters
                                                  Senior Vice President,
                                                  Chief Financial Officer and
                                                  Secretary

Date: July 15, 2002